UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 24, 1999

                            Jutland Enterprises, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                   ----------
         (State or other jurisdiction of incorporation or organization)

             33-24108D                                  87-045382
             ---------                                  ---------
      (Commission File Number)             (IRS Employer Identification Number)


                          c/o Richard Surber, President
                         268 West 400 South, Suite #300
                           Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                             (801) 575-8073 Ext. 106
              (Registrant's telephone number, including area code)


                           270 Davidson Ave. Suite 14,
                           Somerset, New Jersey 08873
             (Former name or address, if changed since last report)




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ITEM 1.  Changes in Control of Registrant.

         On March 22, 1999, Hudson Consulting Group, Inc. ("Hudson") entered in a Stock Purchase Agreement ("Agreement") with Andrew Thorburn. Pursuant to the Agreement Hudson purchased 2,246,224 shares of Jutland Enterprises, Inc.'s (the "Registrant") common stock for $10,000 cash on March 24, 1999. Hudson used funds from its working capital to purchase the 2,246,224 shares of the Registrant's common stock. The 2,246,224 shares of common stock of the Registrant is equivalent to approximately 57.7% of the Registrant's issued and outstanding shares of its common stock. Consequently, Hudson has a majority interest in the Registrant's shares of common stock. By virtue of Hudson's purchase of 57.7% of the Registrant's shares of common stock, Hudson has effective control of Jutland.

         On April 7, 1999, Hudson filled the vacancies on the board of the Registrant pursuant to Delaware General Corporation Law under ss.ss.268(a) and 141(k) appointing Richard Surber as a director and president and Saundra McFadden as a director and secretary of Registrant. Prior to April 7, 1999, the Registrant was unable to transact any business because no known officer or director retained their position with the Registrant.

         The Registrant ceased operations sometime in 1996 and has essentially been dormant since that time. The Registrant's management, directors, and officers had either resigned or abandoned their position. Furthermore, the Registrant's corporate charter had been revoked and the Registrant apparently has not filed any reports with the Securities and Exchange Commission since the third quarter of 1993.

         The Registrant has since filed the necessary documents to reinstating it's corporate charter. Hudson intends to assist the Registrant in settling it's debts, assisting the Registrant in filing and bringing the necessary disclosure documents current with the Securities and Exchange Commission, and finding suitable operations for the Registrant through a merger or acquisition.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit are included:

         a) Stock Purchase Agreement dated March 22. 1999, by and between Hudson Consulting Group, Inc. and Andrew Thorburn.

         b) Shareholder Consent to Action Without a Meeting electing directors to fill the vacancies on the Registrant board of directors dated April 7, 1999.

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 19, 1999


                                            Jutland Enterprises, Inc.

                                      By:   /s/ Richard Surber
                                            ------------------
                                            Name:    Richard Surber
                                            Title:   President



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